Exhibit 10.6

FBC Holdings S.à r.l.
c/o Trustmoore Luxembourg S.A.
6 Rue Dicks
L-1417 Luxembourg
Luxembourg

August 16, 2018

Overland Storage, Inc.
9112 Spectrum Center Blvd.
San Diego, California 92123
Attn: Kurt Kalbfleisch

Tandberg Data GmbH
c/o Overland Storage, Inc.
9112 Spectrum Center Blvd.
San Diego, California 92123
Attn: Kurt Kalbfleisch

Email: kkalbfleisch@overlandstorage.com

Ladies and Gentlemen

Waiver of Default

Reference is made to the Credit Agreement, dated as of April 6, 2016 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement” by and among OVERLAND STORAGE, INC., a California corporation (the “Company”), TANDBERG DATA GMBH, a German limited liability company registered with the commercial register of the local court in Dortmund under HRB 5589 (“Subsidiary Borrower” and, together with the Company, collectively, the “Borrowers”), certain other loan parties as named therein and FBC HOLDINGS S.À R.L. (as successor to CB CA SPV, LLC) as Lender (the “Lender” and the “Credit Agreement”).

Reference is also made to that certain default notice, dated August 7, 2018, from CB CA SPV, LLC (in its capacity as Lender) to the Company (the “Default Notice”).

Capitalised terms defined in the Credit Agreement or the Default Notice have the same meaning when used in this letter, unless the context requires otherwise.

The Borrowers failed to deliver a final, definitive confidential information memorandum to the Lender regarding the Borrowers’ business on or before the date required under the Credit Agreement in accordance with Section 6.17(l) of the Credit Agreement. Such failure constitutes an Event of Default pursuant to Section 8.01(c)(iii) of the Credit Agreement (the “Milestone Event of Default”). Such failure also constituted an event of default under the Global Debenture which constitutes an Event of Default pursuant to Section 8.01(g) of the Credit Agreement (the “Cross Default Event of Default”)

With effect from the date of this letter the Lender hereby (a) waives the Specified Event of Default, the Milestone Event of Default and the Cross Default Event of Default, (b) revokes the declaration set out in the Default Notice that the entire unpaid principal amount of the Loans, all interest accrued and unpaid thereon and all other amount payable under the Credit Agreement and the other Loan Documents are immediately due and payable and (c) revokes the demand set out in the Default Notice that all such amounts are paid immediately to the Lender. This letter does not by its terms reinstate the Commitments which were cancelled pursuant to the Default Notice.

The waiver set out in this letter is given without prejudice to any rights or remedies the Lender may have now or in the future with respect to any other matters. The waiver is limited to the Specified Event of Default, the Milestone Event of Default and the Cross Default Event of Default only.

By countersigning this letter, each Borrower acknowledges and agrees that all accrued but unpaid interest as at the date of this letter is being paid in kind on the date hereof by being capitalised and added to the principal amount of the Term Loan and the Revolving Loans, as applicable.

Nothing in this letter shall be, or construed as, a waiver, amendment, consent or agreement in respect of any provisions of the Credit Agreement or the other Loan Documents, except for the specified waiver and interest capitalization set out above. All terms and conditions of the Credit Agreement and other Loan Documents shall remain in full force and effect.

This letter may be executed in counterparts. This has the same effect as if the signatures were on a single copy of this letter.

This letter is a Loan Document.

Section 9.20 of the Credit Agreement is incorporated herein by reference.

By FBC Holdings S.à r.l. as Lender

By /s/Johannes A. van den berg and
Paul van den Belt
Name: Trustmoore Luxembourg S.A.
Title: Manager A

By: Jennifer Pulick
Name: Cyrus Capital Partners, LP
Title: Manager B

Acknowledged and Agreed
OVERLAND STORAGE, INC., as a Borrower

By:    /s/ Kurt Kalbfleisch
Name: Kurt Kalbfleisch
Title: SVP and CFO

TANDBERG DATA GMBH, as a Borrower

By:    /s/ Kurt Kalbfleisch
Name: Kurt Kalbfleisch
Title: Geschaftsfuhrer

GUARANTORS:
OVERLAND STORAGE, INC., as a Guarantor

By: /s/ Kurt Kalbfleisch
Name: Kurt Kalbfleisch
Title: SVP and CFO

SPHERE 3D CORP., as a Guarantor

By: /s/ Kurt Kalbfleisch
Name: Kurt Kalbfleisch
Title: SVP and CFO

SPHERE 3D INC., as a Guarantor

By: /s/ Kurt Kalbfleisch
Name: Kurt Kalbfleisch
Title: SVP, CFO, and Secretary

V3 SYSTEMS HOLDINGS, INC., as a Guarantor

By: /s/ Kurt Kalbfleisch
Name: Kurt Kalbfleisch
Title: Secretary and CFO

OVERLAND TECHNOLOGIES LUXEMBOURG S.À R.L., as a Guarantor

By: /s/ Kurt Kalbfleisch
Name: Kurt Kalbfleisch
Title: Manager

TANDBERG DATA HOLDINGS S.À R.L., as a Guarantor

By: /s/ Kurt Kalbfleisch
Name: Kurt Kalbfleisch
Title: Geschaftsfuhrer